UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2015

AgroFresh Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)

100 S. Independence Mall West Philadelphia, PA (Address of principal executive offices)	19106 (Zip code)

(215) 592-3687
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

On November 16, 2015, AgroFresh Solutions, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing financial results for the quarter and nine months ended September 30, 2015. A copy of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the Earnings Release attached hereto are being furnished by the Company pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 13, 2015, the board of directors of the Company (the “Board”), based on the recommendation of the compensation committee of the Board, adopted a Non-Employee Director Compensation Plan for 2015 (the “Plan”), to be effective as of that date, which sets forth the terms upon which non-employee independent directors (other than Mr. Trevor, who will not receive any compensation) will be compensated for their service on the Board. Under the terms of the Plan, each participating non-employee independent director will receive an annual cash retainer of $60,000, and the Chair of the Board will receive an additional annual cash retainer of $40,000, in each case retroactive to August 1, 2016. In addition, each participating non-employee director will receive, effective December 31, 2015, a grant, under the Company’s 2015 Incentive Compensation Plan, of shares of restricted stock having a value on the grant date equal to the product of (i) $75,000 (or, in the case of the Chair of the Board, $100,000) and (ii) a fraction, where the number is the number of days between August 1, 2015 and December 31, 2015 that such director serves on the Board and the denominator is 360, in each case subject to vesting over a three-year period commencing on the grant date. The foregoing description of the Plan is a summary and does not purport to be complete. Such description is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

10.1	Non-Employee Director Compensation Plan adopted November 13, 2015.
99.1	Press Release issued by the Company on November 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 16, 2015

AGROFRESH SOLUTIONS, INC.

By:	/s/ Thomas Ermi
Name: Thomas Ermi
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Non-Employee Director Compensation Plan adopted November 13, 2015.
99.1	Press Release issued by the Company on November 16, 2015.